Report of Independent R
egistered Public
Accounting Firm


To the Shareholders and
Board of Trustees of
Money Market Obligations Trust

In planning and performing
our audits of the financial
statements of Federated Government
Obligations Fund, Federated
Government Obligations
Tax-Managed Fund, Federated
Municipal
Obligations Fund, Federated
Prime Cash Obligations Fund,
Federated Prime Management
Obligations
Fund, Federated Prime
Obligations Fund, Federated
Prime Value Obligations Fund,
Federated Tax-
Free Obligations Fund, and
Federated Treasury Obligations
 Fund (collectively, the Funds),
each a
portfolio of Money Market
Obligations Trust, as of and
for the year ended July 31,
2012, in
accordance with the standards
of the Public Company
Accounting Oversight Board
 (United States),
we considered the Funds'
internal control over financial
reporting, including controls over
safeguarding securities, as a
 basis for designing our
auditing procedures for the
purpose of expressing
our opinion on the financial
statements and to comply with
the requirements of Form N-SAR,
but not
for the purpose of expressing
 an opinion on the effectiveness
of the Funds' internal control
 over
financial reporting.
Accordingly, we express
no such opinion.

Management of the Funds is
responsible for establishing
and maintaining effective
internal control
over financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are
required to assess the expected
 benefits and related costs of
 controls. A company's
internal control
over financial reporting is
a process designed to
provide reasonable assurance
regarding the reliability
of financial reporting and
the preparation of financial
statements for external purposes
in accordance
with generally accepted
accounting principles. A
company's internal control
over financial reporting
includes those policies and
 procedures that (1) pertain
to the maintenance of records
that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets
of the company; (2)
provide reasonable assurance
that transactions are recorded
as necessary to permit
preparation of
financial statements in
accordance with generally
accepted accounting principles,
and that receipts and
expenditures of the company
are being made in accordance
with authorizations of
management and
directors of the company; and
(3) provide reasonable
assurance regarding prevention
 or timely
detection of the unauthorized
acquisition, use, or
disposition of the company's
 assets that could have a
material affect on the
financial statements.

Because of its inherent
limitations, internal control
 over financial reporting
may not prevent or detect
misstatements. Also,
projections of any
evaluation of effectiveness
 to future periods are
subject to the
risk that controls may
become inadequate because
 of changes in conditions,
 or that the degree of
compliance with the
policies or procedures
may deteriorate.



A deficiency in internal
control over financial
reporting exists when
the design or operation
of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on
a timely basis. A
material weakness is a
deficiency, or
a combination of
deficiencies,
in internal control over
financial reporting,
such that there is a
reasonable possibility
that a material
misstatement of the Funds'
annual or interim
 financial statements
will not be prevented or
 detected on a timely basis.

Our consideration of the
Funds' internal control
over financial reporting
was for the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting
Oversight Board (United States).
 However, we noted no
 deficiencies in the Funds'
 internal control
over financial reporting
and its operation,
including controls over
safeguarding securities
that we
consider to be a material
weakness as defined above
 as of July 31, 2012.

This report is intended
solely for the information
and use of management and
 the Board of Trustees of
Federated Money Market
Obligations Trust and
the Securities and
Exchange Commission and
is not
intended to be and
should not be used by
anyone other than those
 specified parties.

s/ KPMG

Boston, Massachusetts
September 24, 2012




The Shareholders and
Board of Trustees
Money Market
Obligations Trust
Page 2